UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of l934

June 1, 2005

Date of report (date of earliest event reported)

VICORP RESTAURANTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

333-117263	84-0511072
(Commission File Number)	(IRS Employer Identification No.)

400 West 48th Avenue, Denver, Colorado 80216

(Address of Principal Executive Offices)  (Zip Code)

(303) 296-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Results of Operations and Financial Condition.

As previously discussed by VICORP Restaurants, Inc. (the “Registrant”) in its Form 10-Q for the quarterly period ended January 27, 2005 which was filed on April 15, 2005, the Registrant entered into an agreement to settle two purported class action claims in California (the “Settlement Agreement”).  The Settlement Agreement became final pursuant to that certain Order Granting Final Approval of Class Action Settlement and Dismissal issued by the Superior Court of the State of California for the County of Los Angeles - Central on June 1, 2005.  The Settlement Agreement is attached as an exhibit to this report and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits

10.1         Agreement of Settlement of Class Actions, dated as of February 28, 2005, by and between plaintiffs Deanna O’Neill, Victoria Sordelet and Frederick Trunik, individually and as class representatives on behalf of all members of the classes in Deanna O’Neill, et al. v. Vicorp Restaurants, Inc., Los Angeles County Superior Court Case No. BC 304 354 and Victoria Sordelet, et al. v. Vicorp Restaurants, Inc., Los Angeles County Superior Court Case No. 315 905, on the one hand, and defendant Vicorp Restaurants, Inc., on the other hand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICORP RESTAURANTS, INC.

Date: June 20, 2005	By:	/s/ Debra Koenig
Debra Koenig
Chief Executive Officer (Principal Executive
Officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

10.1

Agreement of Settlement of Class Actions, dated as of February 28, 2005, by and between plaintiffs Deanna O’Neill, Victoria Sordelet and Frederick Trunik, individually and as class representatives on behalf of all members of the classes in Deanna O’Neill, et al. v. Vicorp Restaurants, Inc., Los Angeles County Superior Court Case No. BC 304 354 and Victoria Sordelet, et al. v. Vicorp Restaurants, Inc., Los Angeles County Superior Court Case No. 315 905, on the one hand, and defendant Vicorp Restaurants, Inc., on the other hand.